                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------
Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       FIXED $     FIXED %      2/28 $    2/28 %     3/27 $    3/27 %      5/25 $     5/25 %
                                     -----------   -------   -----------  ------   ----------  ------    ----------   ------
LTV :
                       Below 70.01     3,435,923      2.85    26,050,019    4.18    4,628,468    5.71     3,908,774     6.82
                       70.01 to 75     1,312,968      1.09    25,270,852    4.05    2,867,612    3.54     3,342,773     5.83
                       75.01 to 80     8,460,508      7.03   461,893,216   74.11   54,589,140   67.31    41,451,383    72.29
                       80.01 to 85     1,607,852      1.34    26,833,127    4.31    3,131,887    3.86     2,200,751     3.84
                       85.01 to 90     3,450,483      2.87    42,164,094    6.77    5,870,939    7.24     4,416,896     7.70
                       90.01 to 95     5,720,145      4.75    17,347,068    2.78    7,019,372    8.65       304,113     0.53
                      95.01 to 100    96,360,706     80.07    23,673,411    3.80    2,998,413    3.70     1,717,742     3.00
                       100.01 plus

FICO
                         below 550       482,378      0.40     8,052,474    1.29      172,800    0.21       685,834     1.20
                        550 to 574     1,388,905      1.15    21,875,955    3.51    2,912,550    3.59       624,143     1.09
                        575 to 599     5,738,604      4.77    42,980,853    6.90    3,274,452    4.04     2,107,797     3.68
                        600 to 624    20,534,629     17.06   113,310,234   18.18   20,295,614   25.02     7,079,235    12.35
                        625 to 649    21,030,530     17.47   116,752,604   18.73   13,945,585   17.19    13,107,381    22.86
                        650 to 674    23,250,579     19.32   115,328,727   18.50   16,033,207   19.77    13,251,600    23.11
                        675 to 699    19,287,274     16.03    77,893,899   12.50   10,797,898   13.31     9,727,590    16.96
                          700 plus    28,635,687     23.79   127,037,041   20.38   13,673,725   16.86    10,758,853    18.76

PROPERTY TYPE:
                     Single-Family    95,727,364     79.54   500,733,570   80.34   67,778,374   83.57    48,665,312    84.87
                               PUD     9,672,782      8.04    45,150,747    7.24    5,132,519    6.33     5,175,334     9.03
                            Condo.     9,033,512      7.51    48,434,759    7.77    6,949,637    8.57     2,372,386     4.14
                   2-4 Family Det.     5,914,929      4.91    28,912,713    4.64    1,245,300    1.54     1,129,400     1.97
                Manufactured House

PURPOSE:
                          Purchase    93,532,536     77.72   449,814,812   72.17   44,666,616   55.07    29,560,959    51.55
               Refinance rate/term     3,098,138      2.57    14,625,139    2.35    3,793,853    4.68     1,361,304     2.37
              (COF)Below 70.01 LTV     2,739,468      2.28    17,595,966    2.82    4,331,517    5.34     3,908,774     6.82
        COF with  LTV  70.01 to 75       971,650      0.81    13,926,847    2.23    1,797,346    2.22     1,661,145     2.90
        COF with  LTV  75.01 to 80     4,979,083      4.14    71,633,077   11.49   14,556,509   17.95    14,865,938    25.92
        COF with  LTV  80.01 to 85     1,126,281      0.94    20,886,670    3.35    2,624,107    3.24     1,456,178     2.54
       COF with  LTV  '85.01 to 90     1,164,065      0.97    18,030,807    2.89    2,894,765    3.57     2,684,027     4.68
       COF with  LTV  '90.01 to 95     2,700,420      2.24    11,237,427    1.80    5,140,707    6.34       304,113     0.53
         COF with LTV 95.01 to 100    10,036,947      8.34     5,481,043    0.88    1,300,410    1.60     1,539,992     2.69
       COF with   LTV  100.01 plus

                                     OTHER ARM $  OTHER ARM %
                                     -----------  -----------
LTV :
                       Below 70.01
                       70.01 to 75
                       75.01 to 80
                       80.01 to 85
                       85.01 to 90
                       90.01 to 95
                      95.01 to 100
                       100.01 plus

FICO
                         below 550
                        550 to 574
                        575 to 599
                        600 to 624
                        625 to 649
                        650 to 674
                        675 to 699
                          700 plus

PROPERTY TYPE:
                     Single-Family
                               PUD
                            Condo.
                   2-4 Family Det.
                Manufactured House

PURPOSE:
                          Purchase
               Refinance rate/term
              (COF)Below 70.01 LTV
        COF with  LTV  70.01 to 75
        COF with  LTV  75.01 to 80
        COF with  LTV  80.01 to 85
       COF with  LTV  '85.01 to 90
       COF with  LTV  '90.01 to 95
         COF with LTV 95.01 to 100
       COF with   LTV  100.01 plus

MH STRATIFICATION:
Total Balance         0.00
% Pool Balance        0.00
Ave. FICO                0
Ave. LTV              0.00
% Full Docs           0.00

SILENT SECONDS STRATIFICATION:
Total Balance                      523,805,673.45
% Pool Balance                              59.39
Ave. FICO                                     667
Ave. LTV                                    79.68
% Full Docs                                 64.02

2ND LIEN STRATIFICATION:
Total Balance                      101,757,856.11
% Pool Balance                              11.54
Ave. FICO                                     670
% Full Docs                                 64.36

LTV ABOVE 90 STRATIFICATION:
Total Balance                      155,140,971.49
% Pool Balance                              17.59
Ave. FICO                                     660
Ave. LTV                                    98.87
% Full Docs                                 76.35

INTEREST ONLY:
% of Mortgage Type     72.02
Ave. FICO             658.00
Ave. LTV                  81
% Stated Docs          70.12
% Full Docs            27.73

OCCUPANCY STATUS:
                    Owner Occupied   119,071,415     98.94   597,789,563   95.92   78,476,946   96.76    55,072,637    96.04
                        Investment     1,199,701      1.00    22,480,289    3.61    2,075,512    2.56     1,972,195     3.44
                          2nd Home        77,470      0.06     2,961,936    0.48      553,372    0.68       297,600     0.52

LOAN BALANCE
                      Below 50,000    34,362,326     28.55       348,214    0.06       90,951    0.11             0     0.00
              50,000.01 to 100,000    51,315,065     42.64    28,891,342    4.64    5,144,075    6.34     1,063,000     1.85
             100,000.01 to 150,000    21,936,284     18.23    77,051,146   12.36   18,257,418   22.51    10,341,859    18.04
             150,000.01 to 200,000     5,652,322      4.70    84,555,799   13.57   14,879,814   18.35     9,962,923    17.37
             200,000.01 to 400,000     6,253,007      5.20   303,665,146   48.72   33,952,955   41.86    24,802,675    43.25
             400,000.01 to 500,000       829,583      0.69    87,568,369   14.05    5,689,455    7.01     5,484,693     9.56
             500,000.01 to 600,000             0      0.00    31,047,439    4.98      573,750    0.71     2,195,281     3.83
           600,000.01 to 1,000,000             0      0.00    10,104,333    1.62    2,517,412    3.10     3,492,000     6.09
            1,000,000.01 and above

LOAN TERM
                         >30 Years
                          30 Years    80,955,335     67.27   623,231,788  100.00   81,105,830  100.00    57,342,432   100.00
                          20 Years       195,954      0.16             0    0.00            0    0.00             0     0.00
                          15 Years    39,197,297     32.57             0    0.00            0    0.00             0     0.00
                             Other

DOCUMENTATION TYPE
                Full Documentation    82,252,655     68.35   424,342,930   68.09   65,474,295   80.73    47,708,315    83.20
             Limited Documentation     1,768,913      1.47    11,724,992    1.88    2,948,051    3.63       608,014     1.06
     Stated Docs with LTV below 70       439,596      0.37     7,003,150    1.12      319,926    0.39       760,261     1.33
  Stated Docs with LTV 70.01 to 75       221,079      0.18     8,897,011    1.43      473,580    0.58       404,950     0.71
  Stated Docs with LTV 75.01 to 80     1,171,999      0.97   164,654,183   26.42   11,341,374   13.98     7,860,892    13.71
  Stated Docs with LTV 80.01 to 85        35,936      0.03       772,588    0.12      548,605    0.68             0     0.00
  Stated Docs with LTV 85.01 to 90       748,265      0.62     5,103,691    0.82            0    0.00             0     0.00
  Stated Docs with LTV 90.01 to 95       673,514      0.56       496,614    0.08            0    0.00             0     0.00
 Stated Docs with LTV 95.01 to 100    33,036,630     27.45       236,629    0.04            0    0.00             0     0.00
 Stated Docs with LTV above 100.01

LIEN STATUS
                          1st Lien    18,590,730     15.45   623,231,788  100.00   81,105,830  100.00    57,342,432   100.00
   Second Liens with LTV below 85      1027234.1      0.85             0    0.00            0    0.00             0     0.00
Second Liens with LTV 85.01 to 90      1,959,099      1.63             0    0.00            0    0.00             0     0.00
Second Liens with LTV 90.01 to 95      4,557,661      3.79             0    0.00            0    0.00             0     0.00
Second Liens with LTV 95.01 to 100    94,213,862     78.28             0    0.00            0    0.00             0     0.00
Second Liens with LTV above 100.01

Occupancy Status:
                    Owner Occupied
                        Investment
                          2nd Home

Loan Balance
                      Below 50,000
              50,000.01 to 100,000
             100,000.01 to 150,000
             150,000.01 to 200,000
             200,000.01 to 400,000
             400,000.01 to 500,000
             500,000.01 to 600,000
           600,000.01 to 1,000,000
            1,000,000.01 and above

Loan Term
                         >30 Years
                          30 Years
                          20 Years
                          15 Years
                             Other

Documentation Type
                Full Documentation
             Limited Documentation
     Stated Docs with LTV below 70
  Stated Docs with LTV 70.01 to 75
  Stated Docs with LTV 75.01 to 80
  Stated Docs with LTV 80.01 to 85
  Stated Docs with LTV 85.01 to 90
  Stated Docs with LTV 90.01 to 95
 Stated Docs with LTV 95.01 to 100
 Stated Docs with LTV above 100.01

Lien Status
                          1st Lien
   Second Liens with LTV below 85
Second Liens with LTV 85.01 to 90
Second Liens with LTV 90.01 to 95
Second Liens with LTV 95.01 to 100
Second Liens with LTV above 100.01